Exhibit 99.12

                       GE CAPITAL MORTGAGE SERVICES, INC.

                           DISTRIBUTION DATE STATEMENT

                                 SEPTEMBER 1997

                   REMIC Multi-Class Pass-Through Certificates

                                  Series 1997-5

     Pursuant to the Pooling and Servicing Agreement dated as of May 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

(a) The amounts below (other than for Class R) are for a Single Certificate of $1,000:

     i)   The amount of such distribution allocable to principal:

     Class 5-A1...$      20.44563300    Class 5-M.....$             0.68011218
     Class 5-A2...$       0.00000000    Class 5-B1....$             0.68011150
     Class 5-A3...$       0.00000000    Class 5-B2....$             0.68011345
     Class 5-A4...$       0.00000000    Class 5-B3....$             0.68011354
     Class 5-A5...$       0.68011257    Class 5-B4....$             0.68011636
     Class 5-A6...$      22.81735652    Class 5-B5....$             0.68010589
     Class 5-A7...$      72.34687905    Class 5-R.....$             0.00000000
     Class 5-PO1..$      30.25848064
     Class 5-PO2..$       1.18385716

     ii) Principal Prepayments included in the above principal distribution (including the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to Section 2.02,
          2.03 (b) or 3.16, respectively,  and any amounts deposited pursuant to
          Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which are being distributed on such Distribution Date):

     Class 5-A1...$      19.40647469    Class 5-M.....$             0.00000000
     Class 5-A2...$       0.00000000    Class 5-B1....$             0.00000000
     Class 5-A3...$       0.00000000    Class 5-B2....$             0.00000000
     Class 5-A4...$       0.00000000    Class 5-B3....$             0.00000000
     Class 5-A5...$       0.64554555    Class 5-B4....$             0.00000000
     Class 5-A6...$      21.65765432    Class 5-B5....$             0.00000000
     Class 5-A7...$      68.66981704    Class 5-R.....$             0.00000000
     Class 5-PO1..$      28.72058003
     Class 5-PO2..$       1.12368710

     iii) The amount of such distribution to the Certificateholders of each class, allocable to Interest:

     Class 5-A1...$       6.02349557    Class 5-B1....$             6.23742189
     Class 5-A2...$       6.25000000    Class 5-B2....$             6.23742104
     Class 5-A3...$       6.25000000    Class 5-B3....$             6.23742189
     Class 5-A4...$       6.25000000    Class 5-B4....$             6.23741729
     Class 5-A5...$       6.23742089    Class 5-B5....$             6.23747079
     Class 5-A6...$       6.24802290    Class 5-R.....$             0.00000000
     Class 5-A7...$       0.45216762    Class 5-S1....$             0.49593490
     Class 5-M....$       6.23742052    Class 5-S2....$             0.89798719

     iv)  The amount of servicing  compensation  received by the Company  during
          the month preceding the month of distribution:$              97,046.04

(b)  The amounts below are for the aggregate of all Certificates.

     v) The Pool Scheduled Principal Balances of each Mortgage Pool on the preceding Due Date after giving effect to all distributions allocable
          to principal made on such Distribution Date:  $         472,594,348.21

          The aggregate number of Mortgage Loans included in the
          Scheduled Principal Balance set forth above:                     1,757

     vi) The Class Certificate Principal Balance of each Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such Distribution Date:

                                      Class Certificate           Single
                                      Principal Balance    Certificate Balance
                                      -----------------    -------------------

          Class 5-A1.................$     29,421,522.38     $         943.31
          Class 5-A2.................$    201,185,712.00     $       1,000.00
          Class 5-A3.................$      6,100,000.00     $       1,000.00
          Class 5-A4.................$      1,950,000.00     $       1,000.00
          Class 5-A5.................$      9,906,094.64     $         997.31
          Class 5-A6.................$    202,652,076.26     $         976.87
          Class 5-A7.................$              0.00     $           0.00
          Class 5-PO1................$        122,686.46     $         904.64
          Class 5-PO2................$        497,528.30     4         995.78
          Class 5-M..................$      7,326,609.22     $         997.31
          Class 5-B1.................$      4,884,406.15     $         997.31
          Class 5-B2.................$      3,663,305.11     $         997.31
          Class 5-B3.................$      2,442,203.07     $         997.31
          Class 5-B4.................$        732,660.82     $         997.31

          Class 5-B5.................$      1,709,543.80     $         997.31
          Class 5-R..................$              0.00     $           0.00
          Class 5-S1.................$    128,004,171.26     $         959.89
          Class 5-S2.................$    314,942,830.41     $         965.62

     vii) The following pertains to any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage Loan:

          book value.........................................$           0.00
          unpaid principal balance...........................$           0.00
          number of related mortgage loans...................               0

     viii)The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were:

          (a)  delinquent
               (1)  30-59 days
                          Number      18   Principal Balance $  4,319,495.27
               (2)  60-89 days
                          Number       2   Principal Balance $    713,673.93
               (3)  90 days or more
                          Number       0   Principal Balance $          0.00

          (b)  in foreclosure
                          Number       1   Principal Balance $    274,333.71

     ix) The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to Section 2.03(b), and of any Modified Mortgage Loan purchased
          pursuant to Section 3.01(c): ......................$              0.00

     x) The Certificate Interest Rates, applicable to the Interest Accrual Period relating to such Distribution Date:

                Class 5-S1: ........................ 0.456200%
                Class 5-S2: ........................ 0.336500%

          1.  Senior Percentage for such Distribution Date: ....... 95.65535200%

          2.  Category A-Senior Percentage for such Distribution
              Date: ............................................... 10.04381200%

          3.  Category B-Senior Percentage for such Distribution
              Date: ............................................... 85.61154000%

          4.  Category A-Percentage for such Distribution Date: ... 10.50000000%

          5.  Category B-Percentage for such Distribution Date: ... 89.50000000%

          6.  Group I Senior Percentage for such Distribution Date: 51.50409900%

          7.  Category A-Group I Senior Percentage for such
              Distribution Date: ..................................  7.97054000%

          8.  Category B-Group I Senior Percentage for such
              Distribution Date: .................................. 43.53355900%

          9.  Group II Senior Percentage for such Distribution
              Date: ............................................... 44.15125300%

          10.  Category A-Group II Senior Percentage for such
               Distribution Date: .................................  2.07327200%

          11.  Category B-Group II Senior Percentage for such
               Distribution Date: ................................. 42.07798100%

          12.  Category B-Group I Scheduled Distribution
               Percentage:......................................... 85.61154000%

          13.  Category B-Group II Scheduled Distribution
               Percentage:.........................................  0.00000000%

          14.  Senior Prepayment Percentage for such Distribution
               Date:...............................................100.00000000%

          15.  Category A-Senior Prepayment Percentage
               for such Distribution Date: ........................ 10.50000000%

          16.  Category B-Senior Prepayment Percentage
               for such Distribution Date: ........................ 89.50000000%

          17.  Group I Senior Prepayment Percentage for such
               Distribution Date: .................................100.00000000%

          18.  Category A-Group I Senior Prepayment Percentage for such
               Distribution Date: ................................. 10.50000000%

          19.  Category B-Group I Senior Prepayment Percentage for such
               Distribution Date: ................................. 89.50000000%

          20.  Group II Senior Prepayment Percentage for such
               Distribution Date: .................................  0.00000000%

          21.  Category A-Group II Senior Prepayment Percentage for such
               Distribution Date: .................................  0.00000000%

          22.  Category B-Group II Senior Prepayment Percentage for such
               Distribution Date: .................................  0.00000000%

          23.  Junior Percentage for such Distribution Date: ......  4.34464800%

          24.  Junior Prepayment Percentage for such Distribution
               Date:...............................................  0.00000000%

          25.  Subordinate Certificate Writedown Amount for such
               Distribution Date: .................................  0.00000000%